[...***...] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO. 0055		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO OS232949	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and ZIP Code) CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246			(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C
CODE: 1377270	FACILITY CODE:		10B. DATED (SEE ITEM 13) 02/16/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers                                    is extended is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing
Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) Net Increase: $2,340,571.00 See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
x	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 0 copies to the issuing office
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this bilateral modification is to incorporate the following changes into the contract:

1. Add cost growth funding in the amount of $2,340,571.00 (No Fixed Fee) for the purpose of funding additional time for the completion of Option 2/CLIN 0003 under Contract Number HHSO100201100013C.

2. As a result of adding additional funding to Option 2/CLIN 0003 under Contract Number HHSO100201100013, Option 2/CLIN 0003 is here by revised as follows:
Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A NAME AND TITLE OF SIGNER (type or print) M. Michelle Berrey CEO	16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B CONTRACTOR/OFFEROR /s/ M. Michelle Berrey	15C DATE SIGNED 12/21/18	16B UNITED STATES OF AMERICA /s/ Ethan J. Mueller	16C. DATE SIGNED 1/10/19
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070                                        STANDARD FORM 30 (REV 10-83)
Previous edition unusable                                          Prescribed by GSA
FAR (48 CFR) 53.243

[...***...] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0055			PAGE OF
				2	3
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Total Estimated Cost: from $[...***...] By $2,340,571.00 to $[...***...].
No Change to the Total Fixed Fee of $[...***...].
Total Estimated Cost Plus Fixed Fee: From $[...***...] By $2,340,571.00 To
$[...***...].
3. This modification also results a change in the total amount of the contract from
$[...***...] by $2,340,571.00 to $[...***...] as well as the following:
Total Estimated Cost of the Contract: From $[...***...] By $2,340,571.00 To
$[...***...].
No Change to the Total Fixed Fee of $[...***...].
Total Estimated Cost Plus Fixed Fee of the Contract: From $[...***...] By
$2,340,571.00 To $[...***...].
4. This modification hereby results in a increase in the total amount of the contract from $[...***...] By $2,340,571.00 to $[...***...].
5. Block 15G of the SF 26, the amount of $[...***...] shall be changed to
$[...***...].
6. Also in Block 14 of the SF 26, the following CAN Number is added as follows:
Appropriation Year: 2019; Object Class: 25016; CAN 1992019 $2,340,571.00.
7. The period of performance for Option 2/CLIN 0003 of Contract Number
HHSO100201100013C is hereby changed from 1 September 2014 through 30 March 2019 to 1
September 2014 through 1 August 2019.
8. The Statement of Work under Contract Number HHSO100201100013 hereby remains unchanged.
9. For the Option 2/CLIN 0003, cost growth for this Modification 55, Total
Estimated Cost (No Fixed Fee) - $2,340,571.00, Only, the following Indirect Cost
Ceiling Rates are established for which Chimerix cannot seek reimbursement in excess of the following Indirect Cost Ceiling Rates:
[...***...]% Fringe, [...***...]% G&A
10. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001
Continued ...

NSN 7540-01-152-8067     OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

[...***...] = CERTAIN CONFIDENTIAL INFORMATION OMITTED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0055			PAGE OF
				3	3
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
3
were completed as of 31 May 2013 and confirms that all activities under the Option
1/CLIN 0002 period of performance were completed as of 30 April 2015.
B. This is a bilateral modification. All other terms and conditions of Contract Number HHSO100201100013C remain unchanged.

Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US

FOB: Destination
Period of Performance: 02/16/2011 to 08/01/2019

Change Item 3 to read as follows (amount shown is the obligated amount) :

[...***...] $2,340,571.00

Reports and other Data Deliverables.

Delivery: 11/30/2015
Amount: $16,951,226.00
Accounting Info:
2014.1992003.25106 Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106
Funded: $0.00

Delivery: 06/30/2017
Amount: $535,016.00
Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: $0.00

Delivery 09/30/2018
Amount: $4,091,177.00
Accounting Info:
2018.1992018.25106 Appr. Yr.: 2018 CAN: 1992018 Object Class: 25106
Funded: $0.00

Delivery: 08/01/2019
Amount: $2,340,571.00
Accounting Info:
2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106
Funded: $2,340,571.00

NSN 7540-01-152-8067     OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

[...***...] = CERTAIN CONFIDENTIAL INFORMATION OMITTED